AMENDMENT TO 1982 INCENTIVE
                       AND NON-QUALIFIED
         STOCK OPTION PLAN OF VICORP RESTAURANTS, INC.


           VICORP Restaurants, Inc. (the "Corporation") hereby amends its 1982 Incentive and Non-Qualified Stock Option Plan
(the "Plan") effective the 11th day of April, 1995.


                            RECITALS

          A. The Corporation adopted the Plan on the 29th day of June, 1982, and amended the same as of December 16, 1986; June
25, 1987; August 25, 1987; April 12, 1988; and March 27, 1992.

          B.  The Corporation now desires to further amend such Plan.

          C.  Article 15 of the Plan provides:

                "The Board of Directors may amend or
          discontinue this Plan at any time provided that no unexercised option granted under this Plan may be altered or canceled, except in accordance with its terms, without the written consent of the participant to whom such option was granted; and provided further that, without the approval of the stockholders, no amendment may change (except as provided in Article 12) either the aggregate number of shares which may be issued under the Plan, or the designation or the class of employees eligible to receive options as provided in Article 3 or remove the administration of this Plan from the Committee."

          D. The stockholders of the Corporation approved this amendment to the Plan at the Corporation's annual meeting of stockholders on April 11, 1995.


                               AMENDMENT

           NOW, THEREFORE, the Corporation does amend the Plan as follows:

                1.  Article 16 of the Plan is hereby
          amended to read as follows: "No option shall be granted hereunder after June 29, 2002."

                2.  Any inconsistent provisions of the
          Plan shall be read to be consistent with this Amendment.

                3. Except as amended above, the Corporation hereby affirms and readopts each and every other provision of the Plan.

                4.  The effective date of this Amendment
          shall be April 11, 1995.

           IN WITNESS WHEREOF, VICORP Restaurants, Inc. has executed this Amendment by its duly authorized officers as of the 11th day of April, 1995.

                              VICORP RESTAURANTS, INC.




By /s/ Charles R. Frederickson

       Charles R. Frederickson, Chairman

[CORPORATE SEAL]


ATTEST:


By /s/ Stanley Ereckson, Jr.

       Stanley Ereckson, Jr., Secretary